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                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 33-93842) of our report dated March 8, 1996 included in PC Etcetera, Inc.'s Form 10-KSB for the year ended December 31, 1995 and to all references to our Firm in this registration statement.


                                             Arthur Andersen LLP

New York, New York
June 14, 1996